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                                                                    EXHIBIT 21.1


                         SUBSIDIARIES OF THE REGISTRANT


              SUBSIDIARY                                  JURISDICTION OF INCORPORATION
              ----------                                  -----------------------------
Aspect Medical Systems International B.V.                        The Netherlands
Aspect Medical Systems UK Limited                                United Kingdom